SUMMARY PROSPECTUS

May 1, 2019

Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio at www.goldbullionstrategyfund.com/index.php/investor-materials. You can also get this information at no cost by calling 1-855-650-QGLD (7453), emailing ordergoldbullion@geminifund.com or by asking any financial intermediary that offers shares of the Portfolio. The Portfolio’s prospectus, dated May 1, 2019, and statement of additional information, dated May 1, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: ADVISORS PREFERRED Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

Investment Objective: The Gold Bullion Strategy Portfolio (the “Portfolio”) seeks returns that reflect the performance of the price of Gold bullion.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.50%
Other Expenses	0.27%
Acquired Fund Fees and Expenses(1)	0.17%
Total Annual Portfolio Operating Expenses	1.69%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
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Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$172	$533	$918	$1,998

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2018, the Portfolio’s portfolio turnover rate was 253% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio’s Adviser delegates execution of the Portfolio’s investment strategy to the Sub-Adviser. Under normal circumstances, the Portfolio will invest primarily in Gold bullion-related: (1) exchange-traded funds (“ETFs”); (2) exchange-traded notes (“ETNs”); (3) exchange-traded futures contracts; (4) over-the-counter forward contracts and (5) fixed income securities, including through mutual funds and ETFs that invest primarily in fixed income securities.

Gold bullion-related ETFs are those that invest primarily in (i) physical Gold bullion and/or (ii) over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, and options contracts or swap contracts. Gold bullion-related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. Derivatives used by the Portfolio are expected to produce a significant portion of the Portfolio’s returns. The Portfolio does not invest more than 25% of Portfolio assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based.

The Portfolio concentrates investments in the Gold bullion industry under normal circumstances investing over 25% of its assets in the Gold bullion industry. For purposes of measuring the 25% Gold bullion industry investments, the Portfolio includes the effects of leverage to Gold bullion (e.g. a security with 2 times leverage to Gold bullion price changes is counted at twice its value). The Portfolio also invests in investment grade fixed income corporate notes and bonds to generate interest income and to seek to preserve principal. The Portfolio defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. However, the fixed income securities are selected without restriction as to maturity, issuer country or capitalization.

The Portfolio will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Portfolio with exposure to Gold bullion within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs, physical Gold bullion and derivatives. The Portfolio’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Portfolio.

The Sub-Adviser selects securities and derivatives to maintain the Portfolio’s primary allocation to investments that it believes will have returns that reflect the performance of the price of Gold bullion. The Sub-Adviser disposes of securities or derivatives to replace them with investments that it believes have a higher expected return or will more closely track Gold bullion prices or both. However, placement of individual trades, with the exception of fixed income trades, is conducted by the Adviser in consultation with the Sub-Adviser. The Sub-Adviser selects derivative counterparties it believes to be creditworthy and will close out a derivative position if it believes the counterparty is no longer creditworthy. The Sub-Adviser places substantially all fixed income trades. The Adviser and/or Sub-Adviser may engage in frequent trading to achieve the Portfolio’s investment objective, which may result in continued turnover in excess of 100%.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in ETFs, mutual funds, ETNs and the Subsidiary.

  Concentration Risk: Because the Portfolio will invest more than 25% of its assets in the Gold bullion industry, the Portfolio will be subject to greater volatility risk than a Portfolio that is not concentrated in a single industry.
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  Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Portfolio losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.
  ETF, Mutual Fund and ETN Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio. Each is subject to specific risks, depending on its investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETFs and ETNs may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.
  Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Portfolio. As a result, for the present, interest rate risk may be heightened. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Issuers may also default.
  Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.
  Management Risk: The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Portfolio invests may prove to be inaccurate and may not produce the desired results. The Adviser’s assessment of the Sub-Adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.
  Market Risk: The Portfolio’s investments will decline in value if the price of Gold declines. Overall securities market risks may affect the value of individual Portfolio holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets.
  Taxation Risk: By investing in Gold bullion indirectly through the Subsidiary, the Portfolio will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Portfolio. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Portfolio as ordinary income, which may be taxed at less favorable rates than capital gains.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Portfolio’s turnover rate is expected to be above 100% annually.
  Wholly-Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Portfolio and its shareholders. Your cost of investing in the Portfolio will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary will not be registered under the Investment Company Act of 1940 (the “Act”), as amended, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Portfolio.

Is the Portfolio Right for You?

The Portfolio is intended for investors who want returns that seek to reflect the performance of the price of Gold bullion without the burdens of personally acquiring and holding Gold bullion. Daily net asset value per share is available by calling toll-free 1-855-650-QGLD (7453).

Performance: The bar chart and performance table below show the variability of the Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s shares for each full calendar year since the Portfolio’s inception. The performance table compares the performance of the Portfolio’s shares over time to the performance of a broad-based market index. The Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future. Updated performance information and daily net asset value per share is available at no cost by visiting www.advisorspreferred.com or by calling toll-free 1-855-650-QGLD (7453).

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Performance Bar Chart For Calendar Year Ended December 31st

Best Quarter:	3/31/2016	16.70%
Worst Quarter:	12/31/2016	(13.84)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Year	Since Inception(1) (11-1-13)
Return Before Taxes	(4.36)%	(0.78)%	(2.10)%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	9.31%
S&P GSCI Gold Index(3) (reflects no deduction for fees, expenses or taxes)	(2.81)%	0.68%	(1.06)%
(1)	The inception date of the Portfolio is November 1, 2013.
(2)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.
(3)	The S&P GSCI (Goldman Sachs Commodity Index) Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

Investment Adviser: Advisors Preferred, LLC (the “Adviser”)

Sub-Adviser: Flexible Plan Investments, Ltd. (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Jerry C. Wagner, President of the Sub-Adviser, has served the Portfolio as a portfolio manager since it commenced operations in 2013. Jason Teed, CFA, Director of Research of the Sub-Adviser, has served the Portfolio as a portfolio manager since March 2018.

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the Participating Life Insurance Companies (each a “Participating Life Insurance Company”), as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, and participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all realized income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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